UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2017

MOMENTOUS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	46-4446281
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

333-194636

(Commission File Number)

PO Box 861, Sugar Land, Texas 77487-0861
(Address of principal executive offices) (Zip Code)

800-314-8912
(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b)

     . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c)

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "MEG" or the "Registrant" refer to Momentous Entertainment Group, Inc.

Item 1.01.- Entry into a Material Definitive Agreement.

As previously stated in a Form 8-K issued on March 15, 2017, Momentous Entertainment Group, Inc., a Nevada company (the "Company" or “MEG”), executed an Asset Purchase Agreement with Nathan Levine, an individual, to purchase the assets of ChimeraGamesCompany.com on March 10, 2017.

After a review of all aspects of the Asset Purchase Agreement, it has been determined that the transaction was a purchase of assets and not a business combination, and will be accounted for accordingly. Therefore, no audited financials involving the acquired assets is required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Momentous Entertainment Group, Inc.
(Registrant)

Date: May 26, 2017	/s/ Kurt E. Neubauer
KURT E. NEUBAUER
Chief Executive Officer

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